SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        FEDERATED INCOME SECURITIES TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[   ]   Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------

                                 FEDERATED INCOME SECURITIES TRUST

                                 FEDERATED INTERMEDIATE INCOME FUND
                                  FEDERATED SHORT-TERM INCOME FUND

PROXY STATEMENT - PLEASE VOTE!



     TIME IS OF THE ESSENCE. . .VOTING NLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUNDS AVOID ADDITIONAL EXPENSE.



Federated Income Securities Trust (the "Trust") will hold a special meeting of shareholders of Federated Intermediate Income Fund and Federated Short-Term Income Fund (the "Funds") on November 15, 1999. IT IS IMPORTANT FOR YOU TO VOTE ON THE ISSUES DESCRIBED IN THIS PROXY STATEMENT. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.



HOW DO I VOTE MY SHARES?

You may vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. You may also vote in person at the meeting or complete and return the enclosed Proxy Card. If you:

1. choose to help save the Funds time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card.

2. do not respond at all, we may contact you by telephone to request that you cast your vote.

3. sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

WHAT ARE THE ISSUES?
The proposals include:

o        the election of Trustees;

o        changes to the Funds' fundamental investment policies; and
o        an amendment to and restatement of the Declaration of Trust.



WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trusts' business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trusts' powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

WHY ARE THE FUNDS' "FUNDAMENTAL POLICIES" BEING CHANGED OR ELIMINATED?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Funds' operations.

By reducing the number of "fundamental policies," the Funds may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o    eliminate   fundamental  policies  that  are  no  longer  required  by  the securities laws of individual states.



Federated Investment Management Company, the Funds' adviser, is a conservative money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of shareholders and the Funds. The Board believes that the proposed changes will be applied responsibly by the adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES"?

As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

WHY ARE THE TRUSTEES RECOMMENDING AN AMENDMENT TO THE DECLARATION OF TRUST?



The Declaration of Trust organizing the Funds was prepared many years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending a change to the Declaration that permits the Funds to benefit from these developments.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call  your   Investment   Professional   or  a  Federated   Client  Service
Representative. Federated's toll-free number is 1-800-341-7400.



     IF YOU CHECK MORE THAN ONE BOX FOR EACH PROPOSAL, YOU INVALIDATE YOUR VOTE FOR THAT PROPOSAL.

   After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

3

                                   DEFINITIVE

                        FEDERATED INCOME SECURITIES TRUST

                       FEDERATED INTERMEDIATE INCOME FUND

                        FEDERATED SHORT-TERM INCOME FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 15, 1999

               A special meeting of the shareholders of Federated Income Securities Trust (the "Trust"), which presently consists of two portfolios or series, Federated Intermediate Income Fund (the "Intermediate Income Fund') and Federated Short-Term Income Fund (the "Short-Term Income Fund") (individually a "Fund," and collectively the "Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on November 15, 1999 to consider proposals:

                  (1) To elect seven Trustees.

                  (2) To make changes to the Funds' fundamental investment policies:

                      (a) To amend the Funds' fundamental investment policies regarding diversification;

                      (b) To amend the Funds' fundamental investment policies regarding borrowing money and issuing senior securities;

                      (c) To amend the Funds' fundamental investment policies regarding investments in real estate;

                      (d) To amend the Funds' fundamental investment policies regarding investments in commodities;

                      (e) To amend the Funds' fundamental investment policies regarding underwriting securities;

                      (f) To amend the Funds' fundamental investment policies regarding lending by the Funds;

                      (g) To amend the Funds' fundamental investment policies regarding concentration of the Funds' investments in the securities of companies in the same industry;

                      (h) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding buying securities on margin;

                      (i) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding pledging assets; and

                      (j)

                      To make non-fundamental the Short-Term Income Fund's fundamental investment policy regarding the maturity and quality parameters of its permissible investments (Short-Term Income Fund ONLY).

                  (3) To eliminate certain of the Funds' fundamental investment policies:

                      (a) To remove the Funds' fundamental investment policies regarding selling securities short;

                      (b) To remove the Short-Term Income Fund's fundamental investment policy regarding investing in oil, gas and minerals (Short-Term Income Fund ONLY);

                      (c) To remove the Short-Term Income Fund's fundamental investment policy on investing in securities of new issuers (Short-Term Income Fund ONLY);

                      (d) To remove the Short-Term Income Fund's fundamental investment policy on investing in issuers whose securities are owned by officers and Trustees (Short-Term Income Fund ONLY);

                      (e) To remove the Short-Term Income Fund's fundamental investment policy on investing for the purpose of exercising control (Short-Term Income Fund ONLY); and

                      (f) To remove the Short-Term Income Fund's fundamental investment policy regarding engaging in when-issued and delayed delivery transactions (Short-Term Income Fund ONLY).

                  (4) To amend the Trust's Declaration of Trust to permit the
                      Board of Trustees to liquidate assets of the Trust, its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval.

                      To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed September 16, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

October 1, 1999

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

4

                                TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE MEETING...................................4

ELECTION OF SEVEN TRUSTEES.....................................................5

ABOUT THE ELECTION OF TRUSTEES.................................................5

TRUSTEES STANDING FOR ELECTION.................................................6

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES.....................................6

APPROVAL OF CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT

    POLICIES...................................................................7

APPROVAL OF THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT
    POLICIES OF THE FUNDS.....................................................16

APPROVAL OF AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST..................19

INFORMATION ABOUT THE TRUST...................................................20

PROXIES, QUORUM AND VOTING AT THE MEETING.....................................20

SHARE OWNERSHIP OF THE TRUSTEES...............................................21

TRUSTEE COMPENSATION..........................................................21

OFFICERS AND INCUMBENT TRUSTEES OF THE TRUST..................................22

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY..................25


                                   DEFINITIVE

                                 PROXY STATEMENT

                        FEDERATED INCOME SECURITIES TRUST

                       FEDERATED INTERMEDIATE INCOME FUND

                        FEDERATED SHORT-TERM INCOME FUND

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING

        The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"), which presently consists of two portfolios or series, Federated Intermediate Income Fund (the "Intermediate Income Fund") and Federated Short-Term Income Fund (the "Short-Term Income Fund") (individually a "Fund," and collectively the "Funds"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

        The Board has reviewed the proposed changes recommended in the investment policies of the Funds and the proposed amendment to the Declaration of Trust, and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about October 1, 1999, to shareholders of record at the close of business on September 16, 1999 (the "Record Date").

        On the Record Date, the Funds had outstanding shares of beneficial interest as follows:



        Intermediate Income Fund:33,884,243 shares
        Short-Term Income Fund:  26,047,922 shares



        The Funds' annual reports, which include audited financial statements for the fiscal year ended April 30, 1999, were previously mailed to shareholders. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Funds' annual reports. Requests for an annual report for a Fund may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.

                     PROPOSAL #1: ELECTION OF SEVEN TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Constantakis, Cunningham and Murray are presently serving as Trustees. If elected by shareholders, Messrs. Donahue, Mansfield and Walsh are expected to assume their responsibilities as Trustees effective January 1, 2000. Please see "ABOUT THE ELECTION OF TRUSTEES" below for current information about the Nominees, and "OFFICERS AND INCUMBENT TRUSTEES OF THE Trust" in this Proxy
Statement for current information about the incumbent Trustees who have previously been elected by shareholders.

        Messrs. Murray and Bigley were appointed Trustees on February 14, 1995 and October 1, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Constantakis and Cunningham were appointed Trustees on February 23, 1998 and January 1, 1999, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Donahue, Mansfield and Walsh are being proposed for election as Trustees also as a result of a decision to expand the size of the Board.

        All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the seven individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

        If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT

             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR

                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

ABOUT THE ELECTION OF TRUSTEES

        The Declaration of Trust provides that Trustees will continue in office until their respective successors are elected, and therefore, when elected, Trustees will hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

        Set forth below is a listing of: (i) the Trustees standing for election, and (ii) the Nominees standing for election who are not presently serving as Trustees, along with their addresses, birth dates, present positions with the Trust, if applicable, and principal occupations during the past five years:

TRUSTEES STANDING FOR ELECTION

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birth date: February 3, 1934

Trustee



     Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, University of Pittsburgh.

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA

Birth date:  September 3, 1939

Trustee

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birth date:  March 5, 1943

Trustee



     Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly, Director, Redgate Communications and EMC Corporation (computer storage systems). Previous
Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birth date:  December 20, 1932

Trustee



     Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations, and technical services). Previous Positions: Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

J. CHRISTOPHER DONAHUE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: April 11, 1949

Executive Vice President



President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.;, President and Trustee, Federated Investment Management Company; President and Trustee, Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


CHARLES F. MANSFIELD, JR.

80 South Road
Westhampton Beach, NY

Birth date:  April 10, 1945



     Director  or Trustee of some of the Funds in the  Federated  Fund  Complex;
Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, Marine Midland Bank; Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birth date:  November 28, 1957



     Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly, Vice President, Walsh & Kelly, Inc.

                        APPROVAL OF CHANGES TO THE FUNDS'

                         FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION TO PROPOSALS #2(A) TO #2(J) AND #3(A) TO #3(F).

        The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Funds to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Funds' investment adviser.

        After the Trust was formed in 1986, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Trustees have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Funds' fundamental policies.

        The proposed amendments would:

(i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

(ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

(iii)eliminate those fundamental policies that are no longer required by the securities laws of the various states.

        By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.


                              FUNDAMENTAL POLICIES                NON-FUNDAMENTAL POLICIES
Who must approve changes in   Board of Trustees and               Board of Trustees
the policies?                 shareholders

How quickly can a change in   Fairly slowly, since a vote         Fairly quickly, because the
the policies be made?         of shareholders is required         change can be accomplished by
                                                                  action of the Board of Trustees

What is the relative cost     Costly to change because a          Less costly to change because
to change a policy?           shareholder vote requires           a change can be accomplished
                              holding a meeting of                by action of the Board of
                              shareholders                        Trustees

        The recommended changes are specified below. Each Proposal will be voted on separately by shareholders of each Fund (unless otherwise noted), and the approval of each Proposal by each Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

DESCRIPTION OF PROPOSED CHANGES

        The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. THE PROPOSED STANDARDIZED CHANGES WILL NOT AFFECT THE FUNDS' INVESTMENT OBJECTIVES. ALTHOUGH THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES WILL ALLOW THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE BOARD OF TRUSTEES OF THE TRUST DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL RESULT AT THIS TIME IN A MATERIAL CHANGE IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH INVESTMENTS IN THE FUNDS. NOR DOES THE BOARD OF TRUSTEES ANTICIPATE THAT THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT POLICIES WILL, INDIVIDUALLY OR IN THE AGGREGATE, CHANGE MATERIALLY THE MANNER IN WHICH THE FUNDS ARE MANAGED.

        The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

        Presently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

     PROPOSAL #2: APPROVAL OF AMENDMENTS TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

           PROPOSAL #2(A): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT

                       POLICIES REGARDING DIVERSIFICATION

        Under the 1940 Act, the Funds' policies relating to the diversification of their investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

        The Funds' present policies regarding diversification state:

        INTERMEDIATE INCOME FUND:

        "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer."

        SHORT-TERM INCOME FUND:

        "The Fund will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by the securities of such issuers, such as repurchase agreements) if, as a result, more than 5% of the value of its assets would be invested in the securities of such issuer with respect to 75% of its total assets, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences."

        In order to afford the Funds' investment adviser maximum flexibility in managing the Funds' assets, the Trustees propose to amend the Funds' diversification policies to be consistent with the definition of a diversified investment company under the 1940 Act. The amended policy complies with the U.S. Securities and Exchange Commission's (the "SEC" or "Commission") general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers which are excluded from the 5% limitation to the investment policies for both Funds.

        Upon approval of the Funds' shareholders, the fundamental investment policy governing diversification for each Fund will be amended as follows:

        "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(B): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

        The 1940 Act requires the Funds to have a fundamental investment policy defining their ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting a Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders.

        Shareholders of the Funds are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Funds' current policies state:

        INTERMEDIATE INCOME FUND:

        "The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings, in excess of 5% of the value of the Fund's total assets, are outstanding." SHORT-TERM INCOME FUND: "The Fund will not issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings, other than reverse repurchase agreements, are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements."

SENIOR SECURITIES-GENERALLY. A "senior security" is an obligation of an investment company with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

        The Commission's staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, the fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates the fund's ability to engage in leverage for these types of transactions.



BORROWING-GENERALLY. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

        The borrowing restrictions of the Funds permit borrowing only as a temporary measure for extraordinary purposes, and, in the case of the Short-Term Income Fund, its policy restricts the types of securities that may be purchased while borrowings are outstanding. The proposed investment policy would provide greater flexibility to the Funds, and would permit the Funds to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. If the new policy is approved by shareholders, the Funds do not presently anticipate changing their current practices relating to borrowing money and issuing senior securities. As a matter of operating policy, the Funds do not intend to engage in leveraging.

        Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities by each Fund will state:

        "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(C): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN REAL ESTATE

        Under the 1940 Act, the Funds' policies concerning investments in real estate must be fundamental. The Funds currently have fundamental investment policies prohibiting the purchase or sale of real estate. The current policies, however, allow the Funds to invest in securities that are secured by real estate, and state:

        INTERMEDIATE INCOME FUND:

        "The Fund will not buy or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

        SHORT-TERM INCOME FUND:

        "The Fund will not purchase or sell real estate including limited partnership interests in real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."



        The proposed fundamental investment policy will not permit the Funds to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Funds' investment objectives and policies. If the new policy is approved by shareholders, the Funds do not presently anticipate changing their current practices relating to investing in real estate.

     Upon shareholder approval, the fundamental investment policy governing investments in real estate by each Fund will state:

        "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(D): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

                      REGARDING INVESTMENTS IN COMMODITIES



        Under the 1940 Act, the Funds' policies concerning investments in commodities must be fundamental. The Funds are currently subject to fundamental restrictions prohibiting the purchase or sale of commodities and commodities contracts which provide:

        INTERMEDIATE INCOME FUND:

        "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving futures contracts and related options."

        SHORT-TERM INCOME FUND:

     "The Fund will not purchase or sell commodities or commodity contracts, including futures contracts."

        Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.



        The proposed policy would provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, which is broader than the Funds' current policies. Using financial futures instruments can involve substantial risks, and would be utilized only if the Funds' investment adviser determined that such investments are advisable and such practices were disclosed in the Funds' prospectuses or statements of additional information. Gains or losses on investments in financial futures instruments depend on the direction of securities prices, interest rates and other economic factors, and losses from engaging in these types of transactions are potentially limited. At the present time, the Funds do not intend to engage in these activities beyond what is disclosed in the Funds' current prospectuses. As a matter of non-fundamental operating policy, for purposes of the proposed policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

        Upon shareholder approval, the fundamental investment policy for each Fund governing investments in commodities will state:

        "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

           PROPOSAL #2(E): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT

                   POLICIES REGARDING UNDERWRITING SECURITIES

        Under the 1940 Act, the Funds' policies relating to underwriting are required to be fundamental. Each Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers. It states that:

        "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations."

        A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

        Upon shareholder approval, the fundamental investment policy concerning underwriting for each Fund will state:

        "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

        This does not constitute a substantive change in the Funds' policies. Rather, it reflects a restatement to standardized language now to be used by the Federated Funds, and is submitted to shareholders to comply with the 1940 Act's requirements.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(F): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

                         REGARDING LENDING BY THE FUNDS

        Under the 1940 Act, the Funds' policies concerning lending must be fundamental. The Funds currently are subject to fundamental investment restrictions limiting their ability to make loans which state:

        INTERMEDIATE INCOME FUND:

        "The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations."

        SHORT-TERM INCOME FUND:

        "The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objective and policies or Declaration of Trust. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 100% of the value of the securities loaned."

        In order to ensure that each Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Funds' current fundamental restrictions specifically permit such investments. In addition, the Funds' fundamental policies explicitly permit the Funds to lend their portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

        Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Funds currently are subject. In addition, securities on loan cannot generally be sold until the term of the loan is over.

        Upon approval of the Funds' shareholders, the fundamental investment policy governing the lending of assets for each Fund will state:

        "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(G): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING CONCENTRATION OF THE FUNDS' INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

        Under the 1940 Act, the Funds' policies relating to the concentration of their investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

        The Funds currently have a fundamental investment policy prohibiting them from concentrating their investments in a single industry:

        INTERMEDIATE INCOME FUND:

        "The Fund will not invest 25% or more of the value of its total assets in any one industry except that the Fund may invest 25% of more of the value of its total assets in securities issued or guaranteed by the U.S. government, it agencies or instrumentalities, and repurchase agreements collateralized by such securities."

        SHORT-TERM INCOME FUND:

        "The Fund will not purchase securities if as a result of such purchase 25% or more of the value of its total assets would be invested in any one industry."

        Upon the approval by the Funds' shareholders, the fundamental investment policy governing concentration for each Fund will provide:



        "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

        The Trust's Board has also approved related non-fundamental policies for the Funds, which will be adopted if the new fundamental policy is approved by shareholders. These policies provide that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(H):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING BUYING SECURITIES ON MARGIN

        The Funds are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Funds' existing fundamental policies be replaced with non-fundamental restrictions. The Funds' current policies provide:

        INTERMEDIATE INCOME FUND:

        "The Fund will not purchase any securities on margin, but may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin."

        SHORT-TERM INCOME FUND:

     "The Fund will not purchase any securities on margin but may obtain such short-term credits as are necessary for the clearance of transactions."

        The proposed non-fundamental policy makes some changes in wording from the existing fundamental restrictions, and contemplates that the Funds may engage in the same types of transactions as they are presently authorized to do. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, the Funds would become subject to the following non-fundamental policy:

        "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(I):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING PLEDGING ASSETS

        The Funds are not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Funds' flexibility in this area, the Board of the Trust believes that the Funds' policies on pledging assets should be made non-fundamental. The non-fundamental policies would be similar to the fundamental policies proposed to be eliminated that state:

        INTERMEDIATE INCOME FUND:

        "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis."

        SHORT-TERM INCOME FUND:

        "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of borrowing."

            The Board does not expect this change to have a material impact on the Funds' operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. Upon the approval of the elimination of the existing fundamental investment policies on pledging assets, each Fund would become subject to the following non-fundamental investment policy:

        "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

          PROPOSAL #2(J): TO MAKE NON-FUNDAMENTAL THE SHORT-TERM INCOME

     FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING THE MATURITY AND QUALITY PARAMETERS OF ITS PERMISSIBLE INVESTMENTS

THIS PROPOSAL PERTAINS TO THE SHORT-TERM INCOME FUND ONLY.

        The Short-Term Income Fund currently is subject to a fundamental investment policy governing the maturity and credit quality standards for its permissible investments. The policy states:

     "The Fund will invest primarily in a diversified portfolio of short and medium-term high grade debt securities."

        This investment policy was initially adopted as a fundamental policy. However, the Short-Term Income Fund is not required under the 1940 Act to have such a fundamental investment policy. Accordingly, it is proposed that the Fund's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Fund to change the policy without shareholder approval. However, the Fund has no present intention to change this policy, and the Fund's investment adviser intends to continue to manage the Fund in the same manner as presently.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                PROPOSAL #3: ELIMINATION OF CERTAIN OF THE FUNDS'

                         FUNDAMENTAL INVESTMENT POLICIES

        The Board has determined that certain of the Funds' current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investments in certain securities. As a consequence of those restrictions, the Funds adopted the investment policies described below and agreed that the policies would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Trust has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Funds by permitting the Funds to purchase a broader range of securities that are permitted investments and that are consistent with the Funds' investment objectives and policies.

        The policies being removed are listed below. Each Proposal will be voted on separately by each Fund (unless otherwise noted), and the approval of each change by each Fund will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

           PROPOSAL #3(A): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT

                      POLICIES ON SELLING SECURITIES SHORT

        The Funds are not required to have a fundamental investment restriction with respect to short sales of securities. The Funds' restrictions state:

        INTERMEDIATE INCOME FUND:

        "The Fund will not sell any securities short."

        SHORT-TERM INCOME FUND:

        "The Fund will not sell securities short unless during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time."

        To maximize the Funds' flexibility in this area, the Board believes that the Funds' restrictions on short sales of securities should be eliminated. These restrictions were imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of these fundamental restrictions, the Funds expect to continue not to engage in short sales of securities, except to the extent that the Funds contemporaneously own or have the right to acquire, at no additional cost, securities identical to, or convertible into or exchangeable for, those sold short.

         Upon the approval by shareholders of Proposal #3(a), the existing fundamental prohibition on selling securities short for the Funds will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL  #3(B):  TO  REMOVE  THE  SHORT-TERM  INCOME  FUND'S   FUNDAMENTAL
INVESTMENT POLICY ON INVESTING IN OIL, GAS AND MINERALS

THIS PROPOSAL PERTAINS TO THE SHORT-TERM INCOME FUND ONLY.

        The Short-Term Income Fund is not required to have a fundamental restriction with respect to investments in oil, gas and minerals. To maximize the Fund's flexibility in this area, management of the Trust believes that the Short-Term Income Fund's fundamental investment policy prohibiting oil, gas and mineral investments should be eliminated. This restriction was imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental policy, the Fund does not expect to invest, at this time, in oil, gas and mineral exploration or development programs or leases.

         Upon the approval by shareholders of the Short-Term Income Fund of Proposal #3(b), the following fundamental policy prohibiting investments in oil, gas and minerals for the Fund will be eliminated:

        "The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs, or leases, although it may purchase the securities of issuers which invest in or sponsor such programs."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL  #3(C):  TO  REMOVE  THE  SHORT-TERM  INCOME  FUND'S   FUNDAMENTAL
INVESTMENT POLICY ON INVESTING IN SECURITIES OF NEW ISSUERS

THIS PROPOSAL PERTAINS TO THE SHORT-TERM INCOME FUND ONLY.

        The Short-Term Income Fund is not required to have a fundamental restriction with respect to investing in securities of companies that have been in operation for less than three years. This limitation was imposed by state laws and NSMIA preempts that requirement. To maximize the Short-Term Income Fund's investment flexibility, the Board believes that the Fund's policy prohibiting investments in such companies should be eliminated.

        Upon the approval by shareholders of Proposal #3(c), the following fundamental investment policy of the Short-Term Income Fund will be eliminated:

     "The Fund will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL  #3(D):  TO  REMOVE  THE  SHORT-TERM  INCOME  FUND'S   FUNDAMENTAL
INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE

                         OWNED BY OFFICERS AND TRUSTEES

THIS PROPOSAL PERTAINS TO THE SHORT-TERM INCOME FUND ONLY.

        There is no legal requirement that the Short-Term Income Fund have this fundamental policy. This restriction was imposed by state laws and was preempted by NSMIA. Moreover, the Board of the Trust and the Fund's investment adviser do not believe that this policy provides any safeguards against conflicts of interest that are not already effectively covered under the Trust's Code of Ethics. Accordingly, the Board believes this restriction should be eliminated.

        Upon the approval by shareholders of Proposal #3(d), the following fundamental investment policy of the Short-Term Income Fund will be eliminated:

        "The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL  #3(E):  TO  REMOVE  THE  SHORT-TERM  INCOME  FUND'S   FUNDAMENTAL
INVESTMENT POLICY ON INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

THIS PROPOSAL PERTAINS TO THE SHORT-TERM INCOME FUND ONLY.

        The Short-Term Income Fund's current policy prohibits the acquisition of the securities of an issuer for the purpose of exercising control over, or management of, any company. The policy states:

     "The Fund will not purchase securities of a company for the purpose of exercising control or management."

"Control" is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.

        When the Short-Term Income Fund adopted this investment policy, it was required to be fundamental by certain state securities regulators. Since the enactment of NSMIA, those requirements no longer apply. Elimination of this policy would clarify the Short-Term Income Fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. The Short-Term Income Fund, however, does not currently intend to become involved in directing or administering the day-to-day operations of any company.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL  #3(F):  TO  REMOVE  THE  SHORT-TERM  INCOME  FUND'S   FUNDAMENTAL
INVESTMENT LIMITATION REGARDING ENGAGING IN WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

THIS PROPOSAL PERTAINS TO THE SHORT-TERM INCOME FUND ONLY.

        The Fund currently has a fundamental investment policy pertaining to engaging in when-issued and delayed delivery transactions. The policy states that:

        "The Fund will limit its purchase of securities on a when-issued or delayed delivery basis to no more than 20% of the value of its total assets."

        This investment limitation was initially adopted as a fundamental policy. However, the Fund is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Fund's existing fundamental policy limiting purchases of securities on a when-issued or delayed delivery basis be eliminated. Notwithstanding the removal of the fundamental limitation, the Short-Term Income Fund intends to continue to engage in these types of transactions in the same manner as it currently does.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                        PROPOSAL #4: TO AMEND THE TRUST'S

              DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES

     TO LIQUIDATE ASSETS OF THE TRUST, ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL

        Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. One item in the current Declaration of Trust, described below, prohibits the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.

         Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any series or class of the Trust, and then redeem all outstanding shares of any series or class of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust, or an affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or a series or class of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain. If this proposal is approved by shareholders, the Trustees will be authorized to liquidate a series or class of the Trust by Board action without a further shareholder vote. The Trustees have no present intention of liquidating the Trust or either of the Funds.

        If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

        "The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class."

        The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the shareholders by a redemption resulting in the payment to the shareholders of the then current net asset value of the shares owned by the shareholders. Accordingly, the Trustees have approved, and have authorized the submission to the Funds' shareholders for their approval, an amendment to the Trust's Declaration of Trust. The approval of the amendment will require the affirmative vote of a majority of the outstanding voting shares of the Trust, as described in the Declaration of Trust. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

        In the event that the amendment to the Declaration of Trust to allow the Trustees to liquidate assets of the Trust is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE MEETING

            Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust or a Fund means:
(a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust or the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of each Fund is required to approve each of the Proposals, except the election of the Trustees and the amendment of the Declaration of Trust.

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

            In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than 50% of the total number of outstanding shares of the Trust entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of Directors and the amendment to the Declaration of Trust. Holders of more than 50% of the total number of outstanding shares of each Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the other proposals.

        For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

        If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

        As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Income Securities Trust; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; WesMark Funds; WCT Funds; and World Investment Series, Inc.

SHARE OWNERSHIP OF THE TRUSTEES

Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.



At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Intermediate Income Fund: Central Carolina Bank & Trust, Durham, NC, on behalf of various customer accounts, owned approximately 7,580,703 Institutional Shares (23.62%); Stockyards Bank & Trust, Louisville, KY, on behalf of various customer accounts, owned approximately 2,386,346 Institutional Shares (7.44%); Charles Schwab & Company, Inc., San Francisco, CA, on behalf of various customer accounts, owned approximately 2,283,395 Institutional Shares (7.12%); Comerica Bank, Detroit, MI, on behalf of various customer accounts, owned approximately 167,250 Institutional Service Shares (9.32%); Hudson United Bank, Darien, CT, on behalf of various customer accounts, owned approximately 134,376 Institutional Service Shares (7.49%); Merchants National Bank, Aurora, IL, on behalf of various customer accounts, owned approximately 130,942 Institutional Service Shares (7.30%); and FNB Nominee Co., Indiana, PA, owned approximately 98,747 Institutional Service Shares (5.50%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Short-Term Income Fund: Charles Schwab & Company, Inc., San Francisco, CA, on behalf of various customer accounts, owned approximately 2,695,021 Institutional Shares (11.52%); Community Savings FA, Riviera Beach, FL, owned approximately 1,734,785 Institutional Shares (7.41%); Milards & Co., Oaks, PA, owned approximately 1,240,858 Institutional Shares (5.30%); Planmember Services Corp., Beverly Hills, CA, owned approximately 1,143,817 Institutional Service Shares (43.19%); and Trucojo, St. Joseph, MO, owned approximately 635,802 Institutional Service Shares (24.01%).



TRUSTEE COMPENSATION

NAME AND POSITION                    AGGREGATE                  TOTAL COMPENSATION PAID
WITH TRUST                         COMPENSATION                   FROM FUND COMPLEX+
                                  FROM TRUST 1 #
- -------------------------------- ------------------ ------------------------------------------------
John F. Donahue*@                       $0          $0 for the Trust and 54 other
Chairman and Trustee                                investment companies in the Fund Complex
Thomas G. Bigley                     $1,286.01      $113,860.22 for the Trust and 54 other
Trustee                                             investment companies in the Fund Complex
John T. Conroy, Jr.                  $1,414.81      $125,264.48 for the Trust and 54 other
Trustee                                             investment companies in the Fund Complex
    Nicholas P. Constantakis          $329.67       $47,958.02 for the Trust and 29 other
Trustee                                             investment companies in the Fund Complex
John F. Cunningham**                    $0          $0 for the Trust and 46 other
Trustee                                             investment companies in the Fund Complex
Lawrence D. Ellis, M.D.*             $1,286.01      $113,860.22 for the Trust and 54 other
Trustee                                             investment companies in the Fund Complex
Peter E. Madden                      $1,286.01      $113,860.22 for the Trust and 54 other
Trustee                                             investment companies in the Fund Complex
John E. Murray, Jr., J.D.,           $1,286.01      $113,860.22 for the Trust and 54 other
S.J.D. @                                            investment companies in the Fund Complex
Trustee
Marjorie P. Smuts                    $1,286.01      $113,860.22 for the Trust and 54 other
Trustee                                             investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended April 30, 1999.

     # The aggregate compensation is provided for the Trust which is comprised of two portfolios.

+ The information is provided for the last calendar year.

* The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

     ** Mr. Cunningham became a member of the Board of Trustees on January 1, 1999. He did not receive any fees from the Fund Complex as of the last calendar year.

        During the fiscal year ended April 30, 1999, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

        The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

        For the most recently completed fiscal year, Messrs. Conroy, Madden and Murray served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended April 30, 1999, there were two meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS AND INCUMBENT TRUSTEES OF THE TRUST

        The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birth dates of the executive officers of the Trust, as well as of the incumbent Trustees who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

JOHN F. DONAHUE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  July 28, 1924

Chairman and Trustee

Date Became an Officer and a Trustee:  January 29, 1986 and January 24, 1986



     Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling and Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust and Nominee for Trustee.

JOHN T. CONROY, JR.
Wood/IPC Commercial Dept.

John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North

Naples, FL

Birth date: June 23, 1937

Trustee

Date Became a Trustee:  November 13, 1991

     Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development

Corporation.

LAWRENCE D. ELLIS, M.D.

3471 Fifth Avenue
Suite 1111
Pittsburgh, PA

Birth date: October 11, 1932

Trustee

Date Became a Trustee:  August 26, 1987

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center-Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

PETER E. MADDEN

One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birth date: March 16, 1942

Trustee

Date Became a Trustee:  November 13, 1991



     Director   or   Trustee   of  the   Federated   Fund   Complex;   formerly:
Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions:
Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

MARJORIE P. SMUTS

4905 Bayard Street
Pittsburgh, PA

Birth date: June 21, 1935

Trustee

Date Became a Trustee:  January 24, 1986



     Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning. Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner.


GLEN R. JOHNSON

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  May 2, 1929

President

Date Became an Officer:  January 29, 1986

    Staff member, Federated Securities Corp.

J. CHRISTOPHER DONAHUE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: April 11, 1949

Executive Vice President

Date Became an Officer:  July 1, 1995



President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.;, President and Trustee, Federated Investment Management Company; President and Trustee, Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


EDWARD C. GONZALES

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: October 22, 1930

Executive Vice President

Date Became an Officer:  July 1, 1995



Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

JOHN W. MCGONIGLE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: October 26, 1938

Executive Vice President and Secretary

Date Became an Officer:  January 29, 1986



Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Director, Federated Global Investment Management Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

RICHARD B. FISHER

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: May 17, 1923

Vice President

Date Became an Officer:  January 29, 1986

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

RICHARD J. THOMAS

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  June 17, 1954

Treasurer

Date Became an Officer:  November 19, 1998

     Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.; formerly: various management positions with Funds Financial Services Division of Federated Investors, Inc.

WILLIAM D. DAWSON, III

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: March 3, 1949

Chief Investment Officer

Date Became an Officer:  November 19, 1998



Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services, Vice President, Federated Investors, Inc.; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

JOSEPH M. BALESTRINO

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  November 3, 1954

Vice President

Date Became an Officer:  November 19, 1998

Senior Vice President, Federated Investment Management Company; formerly, Vice President and Assistant Vice President, Federated Investment Management Company.

RANDALL S. BAUER

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  November 16, 1957

Vice President

Date Became an Officer:  November 19, 1998

Vice President, Federated Investment Management Company.

        None of the Officers of the Trust received salaries from the Trust during the fiscal year ended April 30, 1999.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Income Securities Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

October 1, 1999

                        FEDERATED INCOME SECURITIES TRUST

                       FEDERATED INTERMEDIATE INCOME FUND

                        FEDERATED SHORT-TERM INCOME FUND

INVESTMENT ADVISER

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Intermediate Income Fund (the "Fund"), a portfolio of Federated Income Securities Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.


The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INCOME SECURITIES TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                          [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM, J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD, JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS TRUSTEES OF THE TRUST FOR [ ] WITHHOLD AUTHORITY
                   TO VOTE [ ] VOTE FOR ALL EXCEPT [ ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        2(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(I) TO AMEND, AND MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 3 TO ELIMINATE CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        3(A) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 4 TO AMEND THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Short-Term Income Fund (the "Fund"), a portfolio of Federated Income Securities Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.


The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INCOME SECURITIES TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,  CHARLES F.
               MANSFIELD, JR. AND JOHN S. WALSH AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        2(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(I) TO AMEND, AND MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        2(J) TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING THE MATURITY AND QUALITY PARAMETERS OF ITS PERMISSIBLE INVESTMENTS
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 3 TO ELIMINATE CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        3(A) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3(B) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN OIL, GAS AND MINERALS

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3(C) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN SECURITIES OF NEW ISSUERS

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3(D) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3(E) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3(F) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING ENGAGING IN WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 4 TO AMEND THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL

                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM